UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2019
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of The Andersons, Inc. was held on May 10, 2019 to elect ten directors, to provide advisory approval or disapproval of long-term compensation plan, to provide advisory approval or disapproval of executive compensation, and to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm. The results of the voting are as follows:

Proposal 1 - Election of directors:

Director	For	Against	Withheld	Non Votes
Patrick E. Bowe	22,919,572	—	301,801	4,440,023
Michael J. Anderson, Sr.	22,841,578	—	379,795	4,440,023
Gerard M. Anderson	22,903,533	—	317,840	4,440,023
Stephen F. Dowdle	22,143,612	—	1,077,761	4,440,023
Catherine M. Kilbane	22,533,321	—	688,052	4,440,023
Robert J. King, Jr.	22,890,759	—	330,614	4,440,023
Ross W. Manire	23,036,612	—	184,761	4,440,023
Patrick S. Mullin	22,966,986	—	254,387	4,440,023
John T. Stout, Jr.	22,999,829	—	221,544	4,440,023
Jacqueline F. Woods	22,817,338	—	404,035	4,440,023

Proposal 2 - Advisory approval or disapproval of the 2019 Long-term Incentive Compensation Plan:

For:	21,605,495
Against:	1,577,286
Abstain:	38,592
Non Votes:	4,440,023

Proposal 3 - Advisory approval or disapproval of the 2004 Employee Share Purchase Plan Restated and Amended January 2019:

For:	23,037,511
Against:	171,782
Abstain:	12,080
Non Votes:	4,440,023

Proposal 4 - Advisory approval or disapproval of executive compensation (non-binding):

For:	22,864,860
Against:	327,288
Abstain:	29,225
Non Votes:	4,440,023

Proposal 5 - Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2019:

For:	27,484,540
Against:	151,407
Abstain:	25,449

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

May 14, 2018	By:	/s/ Brian A. Valentine
Brian A. Valentine
Senior Vice President and Chief Financial Officer (Principle Financial Officer)